UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2024

SeaStar Medical Holding Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39927	85-3681132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3513 Brighton Blvd, Suite 410
Denver, Colorado	80216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 427-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.0001 per share	ICU	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	ICUCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Registered Direct Offering and Private Placement

On July 10, 2024, SeaStar Medical Holding Corporation (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell, in a registered direct offering priced at-the-market consistent with the rules of the Nasdaq Stock Market (the “Registered Direct Offering”): (i) 947,868 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) and (ii) Common Stock purchase warrants to purchase up to 947,868 shares of Common Stock (the “Common Warrants”) in a concurrent private placement (the “Concurrent Private Placement” and together with the Registered Direct Offering, the “Offering”).  The Common Warrants are immediately exercisable, will expire five years following the issuance date and have an exercise price of $10.55 per share. The Company has agreed to register the shares of Common Stock underlying the Common Warrants within 30 days of the date of the Purchase Agreement. The combined purchase price of each share of Common Stock and Common Warrant is $10.55. The gross proceeds to the Company from the Offering are approximately $10.0 million, before deducting placement agent fees and other offering expenses payable by the Company.

In the event of a fundamental transaction, as described in the form of Common Warrant, and generally including any reorganization, recapitalization or reclassification of our Common Stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of greater than 50% of our outstanding Common Stock, or any person or group becoming the beneficial owner of greater than 50% of the voting power represented by our outstanding common stock, the holders of the Common Warrants will be entitled to receive upon exercise of the Common Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Common Warrants immediately prior to such fundamental transaction. Notwithstanding the foregoing, within 30 days after the consummation of a fundamental transaction, we may repurchase any Common Warrants from the holder of such warrant pursuant to the terms and conditions described in the form of Common Warrant by paying to the holder an amount equal to the Black Scholes Value (as defined in each Common Warrant) of the remaining unexercised portion of the Common Warrant on the date of the fundamental transaction.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of the specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

On May 17, 2024, the Company entered into an engagement letter with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright agreed to serve as the exclusive placement agent for the Company, on a reasonable best-efforts basis, in connection with the offering. The Company paid Wainwright an aggregate cash fee equal to 7.0% of the gross proceeds of the Registered Direct Offering and for certain expenses incurred by Wainwright. Additionally, the Company has agreed to issue to Wainwright or its designees as compensation, warrants to purchase up to 66,351 shares of Common Stock, equal to 7.0% of the aggregate number of Shares placed in the Offering (the “Placement Agent Warrants”). The Placement Agent Warrants have a term of five years from the commencement of sales under the Offering and an exercise price of $13.1875 per share of Common Stock (equal to 125% of the offering price).

The Offering closed on July 11, 2024. The Company currently plans to use the net proceeds from the Offering for general corporate purposes, which may include additions to working capital and capital expenditures, and for the repayment of certain indebtedness.

The securities are being offered by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-275968) previously filed with the Securities and Exchange Commission (the “SEC”) on December 8, 2023, and which was declared effective by the SEC on December 22, 2023 (the “Registration Statement”) and a related base prospectus and prospectus supplement thereunder.

The foregoing description of the Purchase Agreement, the Common Warrants and the Placement Agent Warrants does not purport to be complete and is qualified in its entirety by the full text of the forms of such agreements, copies of which are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 10.1, which are incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the issuance of the Common Warrants and the Placement Agent Warrants is hereby incorporated by reference into this Item 3.02. The Common Warrants and the Placement Agent Warrants and the shares of Common Stock issuable upon exercise of the Common Warrants and the Placement Agent Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act.

Item 7.01. Regulation FD Disclosure.

On July 10, 2024, the Company issued a press release to the signing of the Purchase Agreement in connection with the Offering and on July 11, 2024, the Company issued a press release announcing the closing of the Offering, copies of which are furnished as Exhibit 99.1 and Exhibit 99.2 hereto.

Forward-Looking Statements

This Current Report contains forward-looking statements, including, without limitation, statements relating to the Company’s expectations regarding the use of proceeds from the Offering. These forward-looking statements are based upon the Company’s current expectations. Actual results could differ materially from these forward-looking statements as a result of certain factors, including, without limitation, risks and uncertainties related to the satisfaction of customary closing conditions related to the offering, the uncertain research and product development process, and other risks detailed in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as amended, and in the prospectus supplement relating to the offering, filed with the SEC on July 11, 2024. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. The Company undertakes no duty to update such information except as required under applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Common Stock Purchase Warrant

4.2	Form of Placement Agent Warrant

5.1	Opinion of Dorsey & Whitney LLP

10.1	Securities Purchase Agreement

23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

99.1	Press Release dated July 10, 2024

99.2	Press Release dated July 11, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeaStar Medical Holding Corporation

Date: July 11, 2024	By:	/s/ Eric Schlorff
	Name:	Eric Schlorff
	Title:	Chief Executive Officer

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